Exhibit 99.2

[FORM OF] TENDER AND SUPPORT AGREEMENT

THIS TENDER AND SUPPORT AGREEMENT (this “Agreement”), dated September 30, 2014, is by and among News Corporation, a Delaware corporation (“Acquiror”), Magpie Merger Sub, Inc., a Delaware corporation and a subsidiary of Acquiror (“Merger Sub”), and the undersigned stockholder (the “Stockholder”).

WHEREAS, concurrently with entering into this Agreement, Acquiror, Merger Sub and Move, Inc., a Delaware corporation (the “Company”), propose to enter into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), which is attached hereto as Exhibit A and provides, among other things, for Merger Sub to commence a tender offer for all of the issued and outstanding Common Stock (as defined below) of the Company (the “Offer”) and the merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement (capitalized terms used herein without definition shall have the respective meanings specified in the Merger Agreement);

WHEREAS, the Stockholder is the record and/or beneficial owner (which, for the purpose of this Agreement, shall be defined as in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of the number of shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) set forth opposite the name of the Stockholder on the signature page hereto (such shares of Common Stock, together with any other shares of capital stock of the Company acquired (whether held beneficially or of record) by the Stockholder after the date hereof and prior to the earlier of the Effective Time and the termination of all of the Stockholder’s obligations under this Agreement, including any shares of Common Stock acquired by means of purchase, dividend or distribution, or issued upon the exercise of any warrants or options, or the conversion of any convertible securities or otherwise, being collectively referred to herein as the “Shares”); and

WHEREAS, as a condition to the willingness of Acquiror and Merger Sub to enter into the Merger Agreement and as an inducement and in consideration therefor, the Stockholder has agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein and in the Merger Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

Section 1. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to Acquiror and Merger Sub as follows:

(a) The Stockholder (i) is the record and/or beneficial owner and has good and marketable title to, the Shares, free and clear of any and all liens, claims, security interests, proxies, voting trusts or agreements, options, rights, understandings or arrangements or any other encumbrances whatsoever on title, transfer, or exercise of any rights of a stockholder in respect of such Shares (collectively, “Encumbrances”) except any community property interests, or Encumbrances arising under securities laws or arising hereunder; (ii) does not own, of record or beneficially, any shares of capital stock of the Company or any option or warrant to acquire shares of capital stock of the Company or other right or security convertible into or exercisable for shares of capital stock of the Company, other than the Shares and, if applicable, the securities set forth on the signature page hereto; and (iii) has the right to vote and dispose of and holds power to issue instructions with respect to all the matters set forth in this Agreement, power of conversion, power to demand appraisal rights and power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Stockholder’s Shares, with no material limitations, qualifications or restrictions on such rights, subject to applicable federal securities law and the terms of this Agreement.

(b) The Stockholder has the legal capacity and all requisite power and authority to execute and deliver this Agreement and to perform the Stockholder’s obligations hereunder and consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes a valid and binding obligation of the Stockholder enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

(c) Neither the execution and delivery of this Agreement by the Stockholder nor the consummation of the transactions contemplated hereby nor compliance by the Stockholder with any provisions herein will (i) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except (x) as may be required under the HSR Act and (y) compliance with the applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder, (ii) violate, conflict with or result in a breach of any provision of, or require any consent, waiver or approval or result in a default or loss of a benefit (or give rise to any right of termination, cancellation, modification or acceleration or any event that, with the giving of notice, the passage of time or otherwise, would constitute a default or give rise to any such right) under any of the terms, conditions or provisions of any note, license, agreement, Contract, indenture or other instrument or obligation to which the Stockholder is a party, or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Stockholder or by which any of their respective assets are bound, except as would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the consummation of the transactions contemplated hereby.

Section 2. Representations and Warranties of Acquiror and Merger Sub. Each of Acquiror and Merger Sub hereby, jointly and severally, represents and warrants to the Stockholder as follows:

(a) Each of Acquiror and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, and each of Acquiror and Merger Sub has all requisite corporate power and corporate authority to execute and deliver this Agreement and to perform its obligations hereunder and consummate the transactions contemplated hereby, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement.

(b) This Agreement has been duly authorized, executed and delivered by each of Acquiror and Merger Sub and constitutes a valid and binding obligation of Acquiror and Merger Sub enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

(c) Neither the execution and delivery of this Agreement by Acquiror or Merger Sub nor the consummation of the transactions contemplated hereby nor compliance by Acquiror or Merger Sub with any provisions herein will (i) violate, contravene or conflict with or result in any breach of any provision of the respective certificate of incorporation or bylaws (or other similar governing documents) of Acquiror or Merger Sub, (ii) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except (x) as may be required under the HSR Act and (y) compliance with the applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder, (iii) violate, conflict with or result in a breach of any provision of, or require any consent, waiver or approval or result in a default or loss of a benefit (or give rise to any right of termination, cancellation, modification or acceleration or any event that, with the giving of notice, the passage of time or otherwise, would constitute a default or give rise to any such right) under any of the terms, conditions or provisions of any note, license, agreement, Contract, indenture or other instrument or obligation to which Acquiror or Merger Sub or any of their respective Subsidiaries is a party or by which Acquiror or any of its Subsidiaries or any of their respective assets may be bound, or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Acquiror or any of its Subsidiaries or by which any of their respective assets are bound, except in the case of clauses (i), (iii) and (iv) as would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the consummation of the transactions contemplated hereby. No vote of Acquiror’s or Merger Sub’s stockholders is necessary to approve this Agreement or any of the transactions contemplated hereby.

Section 3. Tender of the Shares. Unless this Agreement shall have been terminated in accordance with its terms, and subject to Section 4 hereof, the Stockholder hereby agrees that it shall (a) tender its Shares (and deliver any certificates evidencing such Shares or an appropriate affidavit of lost certificate with respect thereto to the extent any of such certificates have been lost, misplaced or destroyed), or cause its Shares to be tendered, into the Offer promptly following the date hereof, and in any event no later than five (5) Business Days after the commencement of the Offer set forth in the Merger Agreement (the “Initial Expiration Date”), free and clear of all Encumbrances and (b) not withdraw its Shares, or cause its Shares to be withdrawn, from the Offer at any time. If a Stockholder acquires Shares after the date hereof, the Stockholder shall (i) tender or cause to be tendered such Shares on or before the tenth business day prior to the Initial Expiration Date or, if later, on or before the second business day after such acquisition but in any event prior to the Expiration Date, and (ii) not withdraw such Shares, or cause such Shares to be withdrawn, from the Offer at any time.

Section 4. Transfer of the Shares; Other Actions. Prior to the termination of this Agreement, except as otherwise provided herein (including pursuant to Section 3 hereof), the Stockholder shall not: (a) transfer, assign, sell, gift-over, pledge or otherwise dispose (whether by sale, merger, consolidation, liquidation, dissolution, dividend, distribution or otherwise) of, or consent to any of the foregoing (“Transfer”), any Shares or any right or interest therein; (b) enter into any contract, option or other agreement, arrangement or understanding with respect to any Transfer of Shares; (c) grant any proxy or power-of-attorney or other authorization or consent with respect to any of the Shares; (d) deposit any of the Shares into a voting trust, or enter into a voting agreement or arrangement with respect to any of the Shares; or (e) directly or indirectly take any other action that would restrict, limit or interfere with the performance of the Stockholder’s obligations hereunder or the transactions contemplated hereby. Notwithstanding the foregoing, the preceding sentence shall not prohibit a Transfer of Shares by Stockholder: (A) if Stockholder is an individual, (1) to any member of Stockholder’s immediate family, (2) to a trust established for the benefit of Stockholder and/or for the benefit of one or more members of Stockholder’s immediate family or established for charitable purposes, or upon the death of Stockholder, (3) to charitable organizations, (4) by selling already-owned Shares pursuant to existing 10b5-1 trading plans or (5) for the purpose of personal tax-planning, or (B) if Stockholder is a partnership, limited liability company or trust, to one or more partners or members of Stockholder or to an affiliated corporation under common control with Stockholder or to any trustee or beneficiary of the trust, provided that any Transfer permitted pursuant to (A) or (B) above shall be permitted only if, as a precondition to such transfer, the transferee of such Shares agrees in writing with Parent to be bound by the terms and conditions of this Agreement (a “Permitted Transfer”). Any attempt by the Stockholder to Transfer the Shares or any interest therein in violation of this Section 4 shall be null and void. Upon receipt of payment in full for all of its Shares pursuant to the Merger Agreement, the Stockholder agrees that any and all rights incident to its ownership of Shares (including any rights to recover amounts, if any, that may be determined to be due to any stockholder or former stockholders of the Company), including but not limited to rights arising out of the Stockholder’s ownership of Shares prior to the transfer of such Shares to Merger Sub or Acquiror pursuant to the Offer or the Merger Agreement, shall be transferred to Merger Sub and Acquiror upon the transfer to Merger Sub or Acquiror of the Stockholder’s Shares.

Section 5. Covenant to Vote. Prior to termination of this Agreement in accordance with its terms, the Stockholder hereby agrees to vote (or cause to be voted) all Shares beneficially owned by the Stockholder (the “Vote Shares”), or to provide (or cause to be provided) a written consent in respect of the Vote Shares, in connection with any meeting of the stockholders of the Company or any action by written consent in lieu of a meeting of stockholders of the Company (a) in favor of the Merger (including adoption of the Merger Agreement) and/or (b) against any action or agreement which would impede, delay or interfere with, or prevent or nullify, the Merger, including, but not limited to, any other extraordinary corporate transaction, including, a merger, acquisition, sale, consolidation, reorganization or liquidation involving the Company and a third party, or any other Takeover

Proposal proposed by a third party or any amendment of the Company’s certificate of incorporation or by-laws or other proposal or transaction involving the Company or any of its subsidiaries, which amendment or other proposal would in any manner impede, delay or interfere with, or prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement or change in any manner the voting rights of any class of capital stock of the Company. The Stockholder further agrees not to commit or agree to take any action inconsistent with the foregoing. In the event that a meeting of the stockholders of the Company is held in respect of the Merger, the Stockholder shall, or shall cause the holder of record on any applicable record date to, appear at such meeting, in person or by proxy, or otherwise cause the applicable Vote Shares to be counted as present thereat for purposes of establishing a quorum. The Stockholder shall use all reasonable efforts to take, or cause to be taken, such further actions or execute such other instruments as may be necessary to carry out the intent and purposes of this Agreement.

Section 6. Non-Solicitation. The Stockholder shall cease immediately any discussions with any third party regarding any Takeover Proposal. The Stockholder shall not directly or indirectly (a) solicit, initiate, endorse, knowingly encourage or knowingly facilitate any inquiry, proposal or offer with respect to, or the making or completion of, any Takeover Proposal, or any inquiry, proposal or offer that is reasonably likely to lead to any Takeover Proposal, (b) furnish to any Person (other than Acquiror, Merger Sub or any designees of Acquiror or Merger Sub) any non-public information relating to the Company or any of its Subsidiaries, or afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries to any Person (other than Acquiror, Merger Sub or any designees of Acquiror or Merger Sub), in each case in connection with a Takeover Proposal, or take any other action intended to assist or facilitate any inquiries or the making of any proposal that constitutes or would reasonably be expected to lead to a Takeover Proposal, (c) participate or engage in discussions or negotiations with any Person with respect to a Takeover Proposal, (d) approve, endorse or recommend a Takeover Proposal, or (e) enter into any letter of intent, memorandum of understanding or Contract contemplating or otherwise relating to a Takeover Proposal. If the Stockholder receives any inquiry or proposal regarding any Takeover Proposal, the Stockholder shall promptly inform Acquiror of such inquiry or proposal and the details thereof.

Section 7. Directors and Officers. Notwithstanding any provision of this Agreement to the contrary, nothing herein shall be construed as preventing the Stockholder from fulfilling his obligations as an officer (and, if applicable, director) the Company (including taking any action if the director or officer determines in good faith that the failure to take such action would be inconsistent with the exercise of his or her fiduciary duties to the Company Stockholders, acting solely in his or her capacity as an officer or director of the Company). In no event shall this Agreement be deemed to be an agreement of Stockholder in their capacity as a director or officer of the Company, as applicable.

Section 8. Further Assurances. The Stockholder shall, upon request of Acquiror or Merger Sub, execute and deliver any additional documents and take such further actions as may reasonably be deemed by Acquiror or Merger Sub to be necessary or desirable to carry out the provisions of this Agreement.

Section 9. Termination. This Agreement, and all rights and obligations of the parties hereunder shall terminate on the earlier of: (a) the date the Merger Agreement is validly terminated in accordance with its terms, (b) the written agreement of the parties hereto to terminate this Agreement, (c) the Effective Time and (d) with respect to any Stockholder, such date and time as any amendment or change to the Merger Agreement or the Offer that decreases the Offer Price is effected. Termination of this Agreement shall not relieve any party from liability for any breach hereof prior to such termination. This Section 8, Section 10 and Section 13 hereof shall survive any termination of this Agreement.

Section 10. Waiver of Appraisal and Dissenter’s Rights and other Actions. The Stockholder (i) waives and agrees not to exercise any rights of appraisal, rights to dissent or similar rights with respect to the Merger or other transactions contemplated by the Merger Agreement that the Stockholder may have with respect to the Stockholder’s Shares pursuant to applicable law, including, without limitation, Section 262 of the DGCL and (ii) agrees not to commence or join in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Acquiror, Merger Sub, the Company, the Company’s directors or any of their respective successors, in each case relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Offer or the Merger, including any claim (w) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Merger Agreement, (x) alleging a breach of any fiduciary duty of the board of directors of the Company in connection with the Merger Agreement or the transactions contemplated thereby, (y) making any claim with respect to SEC disclosure (or other disclosure to the Company’s stockholders) in connection with the Merger Agreement or the transactions contemplated thereby or (z) making any claim against Acquiror, Merger Sub or their respective representatives in connection with the Merger Agreement or the transactions contemplated thereby.

Section 11. Expenses. All fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs and expenses.

Section 12. Stop Transfer Order. In furtherance of this Agreement, concurrently herewith, the Stockholder shall, and hereby does authorize the Company or its counsel to, notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Shares of the Stockholder, other than Permitted Transfers (and that this Agreement places certain limits on the voting and transfer of such Shares).

Section 13. Disclosure. Subject to reasonable prior notice, the Stockholder shall permit and hereby authorizes Acquiror and Merger Sub to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that Acquiror or Merger Sub determines to be necessary or desirable in connection with the Merger and any transactions related to the Merger, the Stockholder’s identity and ownership of Shares and the nature of the Stockholder’s commitments, arrangements and understandings under this Agreement. The Stockholder shall not issue any press release or make any other public statement with respect to the transactions contemplated by this Agreement and the Merger Agreement without the prior written consent of Acquiror, except as may be required by applicable Law or the rules and regulations of any United States securities exchange.

Section 14. Miscellaneous.

(a) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, emailed (which is confirmed) or sent by a nationally recognized overnight courier service, such as FedEx (providing proof of delivery), to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to the Stockholder, to the address set forth opposite such Stockholder’s name on the signature page hereto.

If to Acquiror or Merger Sub, to:

News Corporation

1211 Avenue of the Americas

New York, NY 10036

Attention:	Bedi A. Singh, Chief Financial Officer Gerson Zweifach, General Counsel Michael L. Bunder, Senior Vice President

Email: bsingh@newscorp.com

           gzweifach@newscorp.com

           mbunder@newscorp.com

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

Attention: Howard L. Ellin

Email: Howard.Ellin@skadden.com

Attention: Brandon Van Dyke

Email: Brandon.VanDyke@skadden.com

(b) Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(c) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement. This Agreement or any counterpart may be executed and delivered by facsimile copies or delivered by electronic communications by portable document format (.pdf), each of which shall be deemed an original.

(d) Entire Agreement. This Agreement (together with the Merger Agreement and any other documents and instruments referred to herein and therein) constitutes the entire agreement among the parties with respect to the subject matter hereof and thereof and supersedes all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof and thereof. This Agreement is not intended and does not confer upon any Person other than the parties hereto any rights hereunder (except for the provisions of Section 11, which are intended to be for the benefit of the Company, and may be enforced by the Company).

(e) Governing Law. This Agreement, and any dispute arising out of, relating to or in connection with this Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice or conflict of Law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

(f) Consent to Jurisdiction. Each of the parties hereto irrevocably (i) consents to submit itself to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, solely if such court lacks subject matter jurisdiction, the United States District Court sitting in New Castle County in the State of Delaware, with respect to any dispute arising out of, relating to or in connection with this Agreement or any transaction contemplated hereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iii) agrees that it will not bring any action arising out of, relating to or in connection with this Agreement or any transaction contemplated by this Agreement in any court other than any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any legal proceeding arising out of this Agreement or the transactions contemplated hereby in the chancery courts of the State of Delaware or in any Federal court located in the State of Delaware, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such legal proceeding brought in any such court has been brought in an inconvenient forum. Each of the Stockholders, Acquiror and Merger Sub hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 13(a) shall be effective service of process for any proceeding arising out of, relating to or in connection with this Agreement or the transactions contemplated hereby.

(g) WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS

CONSIDERED THE IMPLICATION OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(h) Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties except that Acquiror and Merger Sub may assign any of their respective rights and obligations to any direct or indirect Subsidiary of Acquiror, but no such assignment shall relieve Acquiror or Merger Sub, as the case may be, of its obligations hereunder. Subject to the preceding sentence, this Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

(i) Severability of Provisions. If any term or provision of this Agreement is invalid, illegal or incapable of being enforced by rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions are fulfilled to the extent possible.

(j) Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in addition to any other remedy to which they are entitled at law or in equity. Except as otherwise provided herein, including, for the avoidance of doubt, Section 8, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

(k) Amendment. This Agreement may not be amended, changed, supplemented or otherwise modified except by an instrument in writing signed on behalf of all of the parties.

(l) Binding Nature. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other person or entity any rights or remedies of any nature whatsoever under or by reason of this Agreement.

(m) Option Exercises. Nothing in this Agreement shall require a Stockholder to exercise any option or warrant to purchase shares of Common Stock of the Company.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed and delivered as of the date first written above.

NEWS CORPORATION

By:
Name:
Title:

MAGPIE MERGER SUB, INC.

By:
Name:
Title:

[Stockholder]

Notice Address	Shares